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                                   EXHIBIT 24

                               POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Gary W. Miller and James Kirschner, or either of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities noted below to sign the Baldwin & Lyons, Inc. Annual Report on Form 10-K for the fiscal year ended December 31, 2001, and any and all amendments thereto, required to be filed pursuant to the requirements of Sections 12(g), 13, or 15(d) of the Securities and Exchange Act of 1934, as amended, granting unto each of said attorneys-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his substitute, may lawfully do or cause to be done by virtue hereof.

     Signature and Title                          Dated:

/s/ Gary W. Miller                                February 5, 2002
-----------------------------------               -----------------
Gary W. Miller, Chairman
of the Board
(Principal Executive Officer)

/s/ G. Patrick Corydon                            February 5, 2002
-----------------------------------               -----------------
G. Patrick Corydon, Senior Vice
President (Finance) and CFO
(Principal Financial and Accounting
Officer)

/s/ Joseph DeVito                                 February 5, 2002
-----------------------------------               -----------------
Joseph DeVito, Director and
Vice President

/s/ James W. Good                                 February 5, 2002
-----------------------------------               -----------------
James Good, Director and
Vice President

/s/ Stuart D. Bilton                              February 5, 2002
-----------------------------------               -----------------
Stuart D. Bilton, Director

/s/ Otto N. Frenzel, III                          February 5, 2002
-----------------------------------               -----------------
Otto N. Frenzel, III, Director

/s/ John M. O'Mara                                February 5, 2002
-----------------------------------               -----------------
John M. O'Mara, Director

/s/ Thomas H. Patrick                             February 5, 2002
-----------------------------------               -----------------
Thomas H. Patrick, Director

/s/ Nathan Shapiro                                February 22, 2002
-----------------------------------               -----------------
Nathan Shapiro, Director

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Powers of Attorney (continued)


/s/ Norton Shapiro                                February 5, 2002
-----------------------------------               -----------------
Norton Shapiro, Director

/s/ John D. Weil                                  February 5, 2002
-----------------------------------               -----------------
John D. Weil, Director

/s/ Robert Shapiro                                February 5, 2002
-----------------------------------               -----------------
Robert Shapiro, Director

/s/ John Pigott                                   February 5, 2002
-----------------------------------               -----------------
John Pigott, Director

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